UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

   FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2016

Citigroup Commercial Mortgage Trust 2016-P4
(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001677913)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)

Macquarie US Trading LLC d/b/a Principal Commercial Capital
(Central Index Key number: 0001634437)

Starwood Mortgage Funding V LLC
(Central Index Key number: Not Applicable)

Barclays Bank PLC
(Central Index Key number: 0000312070)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-05	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 29, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), CWCapital Asset Management LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-P4, Commercial Mortgage Pass-Through Certificates, Series 2016-P4 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-C, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $621,096,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Barclays Capital Inc. (“BCI”) and Drexel Hamilton, LLC (“Drexel Hamilton” and, together with Citigroup and BCI, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 15, 2016 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and BCI are acting as co-lead managers, and Drexel Hamilton is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated July 12, 2016, and by the Prospectus, dated July 15, 2016 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1.

All of the Private Certificates, having an aggregate initial principal amount of $100,061,407, were sold to Citigroup, BCI, Drexel Hamilton and Goldman, Sachs & Co. (collectively with Citigroup, BCI and Drexel Hamilton, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of July 15, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-P4 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 45 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 64 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2016 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Macquarie US Trading LLC d/b/a Principal Commercial Capital (“PCC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2016 (the “PCC Mortgage Loan Purchase Agreement”), between the Depositor and PCC, (iii) Starwood Mortgage Funding V LLC (“SMF V”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2016 (the “SMF V Mortgage Loan Purchase Agreement”), between the Depositor and SMF V, and (iv) Barclays Bank PLC (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2016 (the “Barclays Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase

Agreement, the PCC Mortgage Loan Purchase Agreement and the SMF V Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and Barclays. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Opry Mills (the “Opry Mills Mortgage Loan”) is part of a loan combination (the “Opry Mills Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and four pari passu companion loans (each, an “Opry Mills Pari Passu Companion Loan” and, collectively, the “Opry Mills Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Opry Mills Loan Combination, (i) the Opry Mills Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the JPMCC Commercial Mortgage Securities Trust 2016-JP2, Commercial Mortgage Pass-Through Certificates, Series 2016-JP2 (the “JPMCC 2016-JP2 Certificates”), and (ii) the Opry Mills Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the JPMCC 2016-JP2 Certificates, dated as of July 1, 2016 (the “JPMCC 2016-JP2 PSA”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “JPMCC 2016-JP2 Master Servicer”), LNR Partners, LLC, as special servicer (in such capacity, the “JPMCC 2016-JP2 Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee (in such capacity, the “JPMCC 2016-JP2 Trustee”), and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The JPMCC 2016-JP2 Master Servicer and the JPMCC 2016-JP2 Special Servicer are responsible for servicing the Opry Mills Mortgage Loan and administering the related mortgaged property, and the JPMCC 2016-JP2 Trustee is the mortgagee of record with respect to the Opry Mills Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Opry Mills Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of July 29, 2016 (the “Opry Mills Co-Lender Agreement”), among the holders of the promissory notes evidencing the Opry Mills Loan Combination. The JPMCC 2016-JP2 PSA and the Opry Mills Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.6, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Hyatt Regency Huntington Beach Resort & Spa (the “Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan”) is part of a loan combination (the “Hyatt Regency Huntington Beach Resort & Spa Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and five pari passu companion loans (each, a “Hyatt Regency Huntington Beach Resort & Spa Pari Passu Companion Loan” and, collectively, the “Hyatt Regency Huntington Beach Resort & Spa Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Hyatt Regency Huntington Beach Resort & Spa Loan Combination, (i) the Hyatt Regency Huntington Beach Resort & Spa Pari Passu Companion Loan evidenced by the controlling promissory note A-1-1 is part of the mortgage pool backing the Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1 (the “CGCMT 2016-C1 Certificates”), and (ii) the Hyatt Regency Huntington Beach Resort & Spa Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2016-C1 Certificates, dated as of May 1, 2016 (the “CGCMT 2016-C1 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “CGCMT 2016-C1 Master Servicer”), LNR Partners, LLC, as special servicer (in such capacity, the “CGCMT 2016-C1 Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “CGCMT 2016-C1 Trustee”). The CGCMT 2016-C1 Master Servicer and the CGCMT 2016-C1 Special Servicer are responsible for servicing the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-C1 Trustee is the mortgagee of record with respect to the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Hyatt Regency Huntington Beach Resort & Spa Pari Passu Companion Loans are generally governed by an amended and restated co-lender agreement dated as of May 10, 2016 (the “Amended and Restated Hyatt Regency Huntington Beach Resort & Spa Co-Lender Agreement”) and a resizing amendment to co-lender agreement dated as of July 15, 2016 (the “Hyatt Regency Huntington Beach Resort & Spa Resizing Amendment”), each among the holders of the promissory notes evidencing the Hyatt Regency Huntington Beach Resort & Spa Loan Combination. The CGCMT 2016-C1 PSA, the Amended and Restated Hyatt Regency Huntington Beach Resort & Spa Co-Lender Agreement and the Hyatt Regency Huntington Beach Resort & Spa Resizing Amendment are attached hereto as Exhibits 4.3, 4.7 and 4.8, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Esplanade I (the “Esplanade I Mortgage Loan”) is part of a loan combination (the “Esplanade I Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Esplanade I Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Esplanade I Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Esplanade I Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Esplanade I Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Esplanade I Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of July 22, 2016 (the “Esplanade I Co-Lender Agreement”), among the holders of the promissory notes evidencing the Esplanade I Loan Combination. The Esplanade I Co-Lender Agreement is attached hereto as Exhibit 4.9.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 401 South State Street (the “401 South State Street Mortgage Loan”) is part of a loan combination (the “401 South State Street Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “401 South State Street Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The 401 South State Street Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the 401 South State Street Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the 401 South State Street Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the 401 South State Street Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of July 1, 2016 (the “401 South State Street Co-Lender Agreement”), among the holders of the promissory notes evidencing the 401 South State Street Loan Combination. The 401 South State Street Co-Lender Agreement is attached hereto as Exhibit 4.10.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Swedesford Office (the “Swedesford Office Mortgage Loan”) is part of a loan combination (the “Swedesford Office Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Swedesford Office Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Swedesford Office Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Swedesford Office Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Swedesford Office Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Swedesford Office Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of July 7, 2016 (the “Swedesford Office Co-Lender Agreement”), among the holders of the promissory notes evidencing the Swedesford Office Loan Combination. The Swedesford Office Co-Lender Agreement is attached hereto as Exhibit 4.11.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus as Marriott Midwest Portfolio (the “Marriott Midwest Portfolio Mortgage Loan”) is part of a loan combination (the “Marriott Midwest Portfolio Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Marriott Midwest Portfolio Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the Marriott Midwest Portfolio Loan Combination, (i) the Marriott Midwest Portfolio Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the Citigroup Commercial Mortgage Trust 2016-P3, Commercial Mortgage Pass-Through Certificates, Series 2016-P3 (the “CGCMT 2016-P3 Certificates”), and (ii) the Marriott Midwest Portfolio Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2016-P3 Certificates, dated as of April 1, 2016 (the “CGCMT 2016-P3 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “CGCMT 2016-P3 Master Servicer”), C-III Asset Management LLC, as special servicer (the “CGCMT 2016-P3 Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee (in such capacity, the “CGCMT 2016-P3 Trustee”). The CGCMT 2016-P3 Master Servicer and the CGCMT 2016-P3 Special Servicer are responsible for servicing the Marriott Midwest Portfolio Mortgage Loan and administering the related portfolio of mortgaged properties, and the CGCMT 2016-P3 Trustee is the mortgagee of record with respect to the Marriott Midwest Portfolio Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Marriott Midwest Portfolio Pari Passu Companion Loan are generally governed by a co-lender agreement dated as March 31, 2016 (the “Marriott Midwest Portfolio Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Marriott Midwest Portfolio Loan Combination. The CGCMT 2016-P3 PSA and the Marriott Midwest Portfolio Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.12, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Fed Ex Atlanta (the “Fed Ex Atlanta Mortgage Loan”) is part of a loan combination (the “Fed Ex Atlanta Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Fed Ex Atlanta Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Fed Ex Atlanta Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Fed Ex Atlanta Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Fed Ex Atlanta Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Fed Ex Atlanta Pari Passu

Companion Loan are generally governed by a co-lender agreement dated as of May 19, 2016 (the “Fed Ex Atlanta Co-Lender Agreement”), among the holders of the promissory notes evidencing the Fed Ex Atlanta Loan Combination. The Fed Ex Atlanta Co-Lender Agreement is attached hereto as Exhibit 4.13.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Fed Ex West Palm Beach (the “Fed Ex West Palm Beach Mortgage Loan”) is part of a loan combination (the “Fed Ex West Palm Beach Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Fed Ex West Palm Beach Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Fed Ex West Palm Beach Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Fed Ex West Palm Beach Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Fed Ex West Palm Beach Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Fed Ex West Palm Beach Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of May 19, 2016 (the “Fed Ex West Palm Beach Co-Lender Agreement”), among the holders of the promissory notes evidencing the Fed Ex West Palm Beach Loan Combination. The Fed Ex West Palm Beach Co-Lender Agreement is attached hereto as Exhibit 4.14.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Fed Ex Fife (the “Fed Ex Fife Mortgage Loan”) is part of a loan combination (the “Fed Ex Fife Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Fed Ex Fife Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Fed Ex Fife Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Fed Ex Fife Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Fed Ex Fife Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Fed Ex Fife Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of May 4, 2016 (the “Fed Ex Fife Co-Lender Agreement”), among the holders of the promissory notes evidencing the Fed Ex Fife Loan Combination. The Fed Ex Fife Co-Lender Agreement is attached hereto as Exhibit 4.15.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Marriott Savannah Riverfront (the “Marriott Savannah Riverfront Mortgage Loan”) is part of a loan combination (the “Marriott Savannah Riverfront Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and four pari passu companion loans (each, a “Marriott Savannah Riverfront Pari Passu Companion Loan” and, collectively, the “Marriott Savannah Riverfront Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Marriott Savannah Riverfront Loan Combination, (i) the Marriott Savannah Riverfront Pari Passu Companion Loans evidenced by the controlling promissory note A-1-1 and the non-controlling promissory note A-2-1 are part of the mortgage pool backing the CGCMT 2016-C1 Certificates, and (ii) the Marriott Savannah Riverfront Loan Combination is being serviced pursuant to the CGCMT 2016-C1 PSA. The CGCMT 2016-C1 Master Servicer and the CGCMT 2016-C1 Special Servicer are responsible for servicing the Marriott Savannah Riverfront Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-C1 Trustee is the mortgagee of record with respect to the Marriott Savannah Riverfront Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Marriott Savannah Riverfront Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of May 1, 2016 (the “Marriott Savannah Riverfront Co-Lender Agreement”), among the holders of the promissory notes evidencing the Marriott Savannah Riverfront Loan Combination. The Marriott Savannah Riverfront Co-Lender Agreement is attached hereto as Exhibit 4.16.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Embassy Suites Lake Buena Vista (the “Embassy Suites Lake Buena Vista Mortgage Loan”) is part of a loan combination (the “Embassy Suites Lake Buena Vista Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and two pari passu companion loans (the “Embassy Suites Lake Buena Vista Pari Passu Companion Loan”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Embassy Suites Lake Buena Vista Loan Combination, (i) the Embassy Suites Lake Buena Vista Pari Passu Companion Loan evidenced by the controlling promissory note A-1-A is part of the mortgage pool backing the CGCMT 2016-C1 Certificates, and (ii) the Embassy Suites Lake Buena Vista Loan Combination is being serviced pursuant to the CGCMT 2016-C1 PSA. The CGCMT 2016-C1 Master Servicer and the CGCMT 2016-C1 Special Servicer are responsible for servicing the Embassy Suites Lake Buena Vista Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-C1 Trustee is the mortgagee of record with respect to the Embassy Suites Lake Buena Vista Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Embassy Suites Lake Buena Vista Pari Passu Companion Loan are generally governed by an amended and restated co-lender agreement dated as of July 29, 2016 (the “Amended and Restated Embassy Suites Lake Buena Vista Co-Lender Agreement”), among the holders of the promissory notes evidencing the Embassy Suites Lake Buena Vista Loan Combination. The Amended and Restated Embassy Suites Lake Buena Vista Co-Lender Agreement is attached hereto as Exhibit 4.17.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 247 Bedford Avenue (the “247 Bedford Avenue Mortgage Loan”) is part of a loan combination (the “247 Bedford Avenue Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “247 Bedford Avenue Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the 247 Bedford Avenue Loan Combination, (i) the 247 Bedford Avenue Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the CGCMT 2016-C1 Certificates, and (ii) the 247 Bedford Avenue Loan Combination is being serviced pursuant to the CGCMT 2016-C1 PSA. The CGCMT 2016-C1 Master Servicer and the CGCMT 2016-C1 Special Servicer are responsible for servicing the 247 Bedford Avenue Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-C1 Trustee is the mortgagee of record with respect to the 247 Bedford Avenue Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the 247 Bedford Avenue Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of May 1, 2016 (the “247 Bedford Avenue Co-Lender Agreement”), among the holders of the promissory notes evidencing the 247 Bedford Avenue Loan Combination. The 247 Bedford Avenue Co-Lender Agreement is attached hereto as Exhibit 4.18.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Park Place (the “Park Place Mortgage Loan”) is part of a loan combination (the “Park Place Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and three pari passu companion loans (each, a “Park Place Pari Passu Companion Loan” and, collectively, the “Park Place Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Park Place Loan Combination, (i) the Park Place Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the Citigroup Commercial Mortgage Trust 2016-GC36 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36 (the “CGCMT 2016-GC36 Certificates”), and (ii) the Park Place Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016 (the “CGCMT 2016-GC36 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer (the “CGCMT 2016-GC36 Master Servicer”), Wells Fargo Bank, National Association, as special servicer (in such capacity, the “CGCMT 2016-GC36 Special Servicer”), Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee (the “CGCMT 2016-GC36 Trustee”). The CGCMT 2016-GC36 Master Servicer and the CGCMT 2016-GC36 Special Servicer are responsible for servicing the Park Place Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-GC36 Trustee is the mortgagee of record with respect to the Park Place Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Park Place Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of February 1, 2016 (the “Park Place Co-Lender Agreement”), a resizing amendment to co-lender agreement dated as of March 31, 2016 (the “Park Place Resizing Amendment”), and a second resizing amendment to co-lender agreement dated as of May 1, 2016 (the “Second Park Place Resizing Amendment”), each among the holders of the promissory notes evidencing the Park Place Loan Combination. The CGCMT 2016-GC36 PSA, the Park Place Co-Lender Agreement, the Park Place Resizing Amendment and the Second Park Place Resizing Amendment are attached hereto as Exhibits 4.5, 4.19, 4.20 and 4.21, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Fed Ex Boulder (the “Fed Ex Boulder Mortgage Loan”) is part of a loan combination (the “Fed Ex Boulder Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Fed Ex Boulder Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Fed Ex Boulder Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Fed Ex Boulder Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Fed Ex Boulder Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Fed Ex Boulder Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of May 13, 2016 (the “Fed Ex Boulder Co-Lender Agreement”), among the holders of the promissory notes evidencing the Fed Ex Boulder Loan Combination. The Fed Ex Boulder Co-Lender Agreement is attached hereto as Exhibit 4.22.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, PCC, SMF V and Barclays. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,344,023, were approximately $773,934,151. Of the expenses paid by the Depositor, approximately $394,297 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,849,726 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Principal Global Investors, LLC will act as sub-servicer with respect to three (3) of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of July 1, 2016 and as to which an executed version is attached hereto as Exhibit 10.5, between Wells Fargo Bank, National Association and Principal Global Investors, LLC.

Principal Global Investors, LLC will also act as sub-servicer with respect to one (1) of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of April 1, 2016 and as to which an executed version is attached hereto as Exhibit 10.6, between Wells Fargo Bank, National Association and Principal Global Investors, LLC.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated July 15, 2016. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 1	Underwriting Agreement, dated as of July 15, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Barclays Capital Inc. and Drexel Hamilton, LLC, as underwriters
Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP2 Certificates, dated as of July 1, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-C1 Certificates, dated as of May 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-P3 Certificates, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee
Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee
Exhibit 4.6	Co-Lender Agreement, dated as of July 29, 2016, between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-4

Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder, relating to the Opry Mills Loan Combination
Exhibit 4.7	Amended and Restated Co-Lender Agreement, dated as of May 10, 2016, between Citigroup Global Markets Realty Corp., as Note A-1-1 Holder, Note A-1-2 Holder, Note A-2 Holder and Note A-3 Holder, and UBS Real Estate Securities Inc., as Note A-4 Holder and Note A-5 Holder, relating to the Hyatt Regency Huntington Beach Resort & Spa Loan Combination
Exhibit 4.8	Resizing Amendment, dated as of July 15, 2016, between Wells Fargo Bank, National Association, in its capacity as the CGCMT 2016-C1 Master Servicer, on behalf of the Note A-1-1 Holder, the Note A-1-2 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder and the Note A-5 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-3 Holder for purposes of Sections 1 and 2 of the Resizing Amendment, relating to the Hyatt Regency Huntington Beach Resort & Spa Loan Combination
Exhibit 4.9	Co-Lender Agreement, dated as of July 22, 2016, by and between Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, relating to the Esplanade I Loan Combination
Exhibit 4.10	Co-Lender Agreement, dated as of July 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 401 South State Street Loan Combination
Exhibit 4.11	Co-Lender Agreement, dated as of July 7, 2016, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder, relating to the Swedesford Office Loan Combination
Exhibit 4.12	Co-Lender Agreement, dated as of March 31, 2016, by and between Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, relating to the Marriott Midwest Portfolio Loan Combination
Exhibit 4.13	Co-Lender Agreement, dated as of May 19, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Fed Ex Atlanta Loan Combination
Exhibit 4.14	Co-Lender Agreement, dated as of May 19, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Fed Ex West Palm Beach Loan Combination
Exhibit 4.15	Co-Lender Agreement, dated as of May 4, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Fed Ex Fife Loan Combination
Exhibit 4.16	Co-Lender Agreement, dated as of May 1, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1-1 Holder, Cantor Commercial Real Estate Lending, L.P., as

Note A-1-2 Holder, Citigroup Global Markets Realty Corp., as Note A-2-1 Holder, Citigroup Global Markets Realty Corp., as Note A-2-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, and Citigroup Global Markets Realty Corp., as Note A-4 Holder, relating to the Marriott Savannah Riverfront Loan Combination
Exhibit 4.17	Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, by and between Starwood Mortgage Funding VI LLC, as Note A-1-A Holder, Starwood Mortgage Funding V LLC, as Note A-1-B Holder, and Deutsche Bank Trust Company Americas, in its capacity as the CGCMT 2016-C1 Trustee, on behalf of the registered holders of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as Note A-2 Holder, relating to the Embassy Suites Lake Buena Vista Loan Combination
Exhibit 4.18	Co-Lender Agreement, dated as of May 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 247 Bedford Avenue Loan Combination
Exhibit 4.19	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Loan Combination
Exhibit 4.20	Resizing Amendment, dated as of March 31, 2016, between KeyBank National Association, in its capacity as the CGCMT 2016-GC36 Master Servicer, on behalf of the Note A-1 Holder and the Note A-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder for purposes of Sections 1 and 2 of the Resizing Amendment, relating to the Park Place Loan Combination
Exhibit 4.21	Second Resizing Amendment, dated as of May 1, 2016, between KeyBank National Association, in its capacity as the CGCMT 2016-GC36 Master Servicer, on behalf of the Note A-1 Holder, the Note A-2-1 Holder and the Note A-2-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2-2 Holder for purposes of Sections 1 and 2 of the Second Resizing Amendment, relating to the Park Place Loan Combination
Exhibit 4.22	Co-Lender Agreement, dated as of May 13, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Fed Ex Boulder Loan Combination
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 29, 2016
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 29, 2016 (included as part of Exhibit 5)
Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Macquarie US Trading LLC d/b/a Principal Commercial Capital and Citigroup Commercial Mortgage Securities Inc., pursuant to which Macquarie US Trading LLC d/b/a Principal

Commercial Capital sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.3	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Starwood Mortgage Funding V LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding V LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.4	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Barclays Bank PLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Barclays Bank PLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.5	Sub-Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer
Exhibit 10.6	Sub-Servicing Agreement, dated as of April 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 29, 2016 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 15, 2016, which such certification is dated July 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name:Paul Vanderslice
Title: President

CGCMT 2016-P4 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of July 15, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Barclays Capital Inc. and Drexel Hamilton, LLC, as underwriters	(E)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP2 Certificates, dated as of July 1, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-C1 Certificates, dated as of May 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee	(E)

4.4	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-P3 Certificates, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee	(E)
4.5	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee	(E)
4.6	Co-Lender Agreement, dated as of July 29, 2016, between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-4 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder, relating to the Opry Mills Loan Combination	(E)
4.7	Amended and Restated Co-Lender Agreement, dated as of May 10, 2016, between Citigroup Global Markets Realty Corp., as Note A-1-1 Holder, Note A-1-2 Holder, Note A-2 Holder and Note A-3 Holder, and UBS Real Estate Securities Inc., as Note A-4 Holder and Note A-5 Holder, relating to the Hyatt Regency Huntington Beach Resort & Spa Loan Combination	(E)
4.8	Resizing Amendment, dated as of July 15, 2016, between Wells Fargo Bank, National Association, in its capacity as the CGCMT 2016-C1 Master Servicer, on behalf of the Note A-1-1 Holder, the Note A-1-2 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder and the Note A-5 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-3 Holder for purposes of Sections 1 and 2 of the Resizing Amendment, relating to the Hyatt Regency Huntington Beach Resort & Spa Loan Combination	(E)

4.9	Co-Lender Agreement, dated as of July 22, 2016, by and between Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, relating to the Esplanade I Loan Combination	(E)
4.10	Co-Lender Agreement, dated as of July 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 401 South State Street Loan Combination	(E)
4.11	Co-Lender Agreement, dated as of July 7, 2016, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder, relating to the Swedesford Office Loan Combination	(E)
4.12	Co-Lender Agreement, dated as of March 31, 2016, by and between Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, relating to the Marriott Midwest Portfolio Loan Combination	(E)
4.13	Co-Lender Agreement, dated as of May 19, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Fed Ex Atlanta Loan Combination	(E)
4.14	Co-Lender Agreement, dated as of May 19, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Fed Ex West Palm Beach Loan Combination	(E)
4.15	Co-Lender Agreement, dated as of May 4, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Fed Ex Fife Loan Combination	(E)
4.16	Co-Lender Agreement, dated as of May 1, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1-2 Holder, Citigroup Global Markets Realty Corp., as Note A-2-1 Holder, Citigroup Global Markets Realty Corp., as Note A-2-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, and Citigroup Global Markets Realty Corp., as Note A-4 Holder, relating to the Marriott Savannah Riverfront Loan Combination	(E)

4.17	Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, by and between Starwood Mortgage Funding VI LLC, as Note A-1-A Holder, Starwood Mortgage Funding V LLC, as Note A-1-B Holder, and Deutsche Bank Trust Company Americas, in its capacity as the CGCMT 2016-C1 Trustee, on behalf of the registered holders of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as Note A-2 Holder, relating to the Embassy Suites Lake Buena Vista Loan Combination	(E)
4.18	Co-Lender Agreement, dated as of May 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 247 Bedford Avenue Loan Combination	(E)
4.19	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Loan Combination	(E)
4.20	Resizing Amendment, dated as of March 31, 2016, between KeyBank National Association, in its capacity as the CGCMT 2016-GC36 Master Servicer, on behalf of the Note A-1 Holder and the Note A-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder for purposes of Sections 1 and 2 of the Resizing Amendment, relating to the Park Place Loan Combination	(E)
4.21	Second Resizing Amendment, dated as of May 1, 2016, between KeyBank National Association, in its capacity as the CGCMT 2016-GC36 Master Servicer, on behalf of the Note A-1 Holder, the Note A-2-1 Holder and the Note A-2-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2-2 Holder for purposes of Sections 1 and 2 of the Second Resizing Amendment, relating to the Park Place Loan Combination	(E)
4.22	Co-Lender Agreement, dated as of May 13, 2016, by and between Bank of America, N.A., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Fed Ex Boulder Loan Combination	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 29, 2016	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 29, 2016 (included as part of Exhibit 5)	(E)

10.1	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.2	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Macquarie US Trading LLC d/b/a Principal Commercial Capital and Citigroup Commercial Mortgage Securities Inc., pursuant to which Macquarie US Trading LLC d/b/a Principal Commercial Capital sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.3	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Starwood Mortgage Funding V LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding V LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.4	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Barclays Bank PLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Barclays Bank PLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.5	Sub-Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer	(E)
10.6	Sub-Servicing Agreement, dated as of April 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 29, 2016 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 15, 2016, which such certification is dated July 15, 2016	(E)